Exhibit 99.1

Dollar Tree, Inc. to Host Second Quarter Earnings Conference Call

CHESAPEAKE, Va. – August 12, 2010 – Dollar Tree, Inc. (NASDAQ: DLTR), the nation's leading operator of discount variety stores selling everything for $1 or less, will host its conference call for investors and analysts to discuss financial results for the second quarter ended July 31, 2010.

WHEN:	Thursday, August 19, 2010
9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call, please dial 888- 801-6504 for USA domestic calls or 913-227-1353 for international calls.

WEBCAST:	Available on the investor relations section of the Company's website at www.dollartreeinfo.com/investors/news/events.

REPLAY:	A recorded version of this call will be available through August 26 by dialing 888-203-1112 or 719-457-0820 (International). Please enter Passcode # 8880461.

CONTACT:	Dollar Tree, Inc., Chesapeake
Timothy J. Reid, 757-321-5284
www.DollarTree.com